UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

The Duckhorn Portfolio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40240	81-3866305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Dowdell Lane, Saint Helena, CA 94574

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 302-2658

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	NAPA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by The Duckhorn Portfolio, Inc. (the “Company”) of its common stock, par value $0.01 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated March 17, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-253412) (as amended, the “Registration Statement”), the following agreements were entered into:

•	the Registration Rights Agreement, dated March 17, 2021, by and among the Company and each of the other persons from time to time party thereto (the “Registration Rights Agreement”); and

•	the Stockholders Agreement, dated March 17, 2021, by and among the Company and each of the other persons from time to time party thereto (the “Stockholders Agreement”).

The Registration Rights Agreement and the Stockholders Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Equity Incentive Plan

Effective March 17, 2021, the Company’s Board of Directors and its sole stockholder as of that date adopted and approved The Duckhorn Portfolio, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) substantially in the form previously filed as Exhibit 10.4 to the Registration Statement. The 2021 Plan provides for the granting of restricted or unrestricted Common Stock, stock options, stock appreciation rights, restricted stock units, and other stock-based and cash-based awards to current and prospective employees and directors of, and consultants and advisors to, the Company and its affiliates. For further information regarding the 2021 Plan, see “Executive and Director Compensation—Equity plans—2021 Equity Plan” in the Prospectus.

A copy of the 2021 Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference. The above description of the 2021 Plan is not complete and is qualified in its entirety by reference to such exhibit.

2021 Employee Stock Purchase Plan

Effective March 17, 2021, the Company’s Board of Directors and its sole stockholder as of that date adopted and approved The Duckhorn Portfolio, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) substantially in the form previously filed as Exhibit 10.20 to the Registration Statement. The ESPP provides eligible employees of the Company and its participating affiliates with an opportunity to purchase the Company’s Common Stock. For further information regarding the ESPP, see “Executive and Director Compensation—Equity plans—2021 ESPP” in the Prospectus.

A copy of the ESPP is filed herewith as Exhibit 10.4 and incorporated herein by reference. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2021, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated

Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 500,000,000 shares of Common Stock and 100,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of The Duckhorn Portfolio, Inc.

3.2	Amended and Restated Bylaws of The Duckhorn Portfolio, Inc.

10.1	Registration Rights Agreement, dated as of March 17, 2021, by and among the Company and each of the other persons from time to time party thereto.

10.2	Stockholders Agreement, dated as of March 17, 2021, by and among the Company and each of the other persons from time to time party thereto.

10.3	The Duckhorn Portfolio, Inc. 2021 Equity Incentive Plan.

10.4	The Duckhorn Portfolio, Inc. 2021 Employee Stock Purchase Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: March 29, 2021	The Duckhorn Portfolio, Inc.

	By:	/s/ Sean Sullivan
	Name:	Sean Sullivan
	Title:	Executive Vice President, Chief Administrative Officer and General Counsel